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                                                                   Exhibit 10.25

                              TERMINATION AGREEMENT

     This Termination Agreement dated as of April 12, 1999 is by and among Foilmark, Inc., a Delaware corporation ("Foilmark"), Foilmark Manufacturing Corp., a Delaware corporation, ("Manufacturing"), Steven A. Meredith ("Meredith") and Kenneth R. Harris ("Harris"). Manufacturing is the successor corporation to Imtran Industries, Inc. after the merger of the two companies on July 20, 1998. Pursuant to a certain Asset Purchase Agreement dated August 3, 1995 ("the Asset Purchase Agreement"), a certain First Amendment to the Asset Purchase Agreement dated August 21, 1995 and a certain letter agreement (the "Letter Agreement") dated August 21, 1995 and in connection with a certain Agreement and Plan of Merger by and among Foilmark, Foilmark Acquisition Corporation and Holopak Technologies, Inc. dated as of November 17, 1998 (the "Merger Agreement"), and for other good and valuable consideration, the undersigned hereby agree as follows:

     1. That, effective as of the effective date of the Merger Agreement (the "Effective Date"), all rights and obligations under the Section 10.3 of the Asset Purchase Agreement and the Letter Agreement with respect to the election and service of either or both of Harris or Meredith shall terminate, including but not limited to, the right of Meredith and Harris to nominate either of themselves to serve as a member of the Board of Directors of Foilmark.

     2. That Section 10.3 of the Asset Purchase Agreement and the Letter Agreement shall terminate and be of no further force and effect as of the Effective Date.

     This Termination Agreement may be signed in counterparts, each of which shall be considered an original and all of which together shall constitute one agreement. In witness whereof, the undersigned have executed and delivered this Termination Agreement on this effective day of April 12, 1999.

                                        FOILMARK, INC.

                                        By:    /s/
                                           ------------------------------------
                                                 Frank J. Olsen, Jr.
                                                 President and Chief Executive
                                                   Officer

                                        FOILMARK MANUFACTURING CORP.

                                        By:    /s/
                                           ------------------------------------
                                                 Frank J. Olsen, Jr.
                                                 President

                                            /s/
                                        ---------------------------------------
                                        Steven A. Meredith

                                            /s/
                                        ---------------------------------------
                                        Kenneth R. Harris